SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

MainStreet BankShares, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule, or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

MAINSTREET BANKSHARES, INC.

730 East Church Street, Suite #30

Martinsville, Virginia 24112

Phone (276) 632-8054

Fax (276) 632-8043

Dear Shareholders:

The Directors of MainStreet BankShares, Inc. invite you to attend our 2006 Annual Meeting of Shareholders to be held at the Piedmont Arts Association, 215 Starling Avenue, Martinsville, Virginia, on Thursday, April 20, 2006 at 2:00 p.m.

The attached Notice of 2006 Annual Meeting and Proxy Statement describes the formal business to be transacted at the Meeting. At the Meeting, shareholders will vote to elect three directors of MainStreet BankShares, Inc.

Whether or not you plan to attend in person, it is important that your shares be represented at the Meeting. Please complete, sign, date and return promptly the enclosed proxy. A postage-paid envelope is enclosed for your convenience. If you later decide to attend the Meeting and vote in person, or if you wish to revoke your proxy for any reason prior to the vote at the Meeting, you may do so and your proxy will have no further effect.

The Board of Directors and management of MainStreet BankShares, Inc. appreciate your continued support and look forward to seeing you at the Annual Meeting.

Sincerely,

C. R. McCullar
President and Chief Executive Officer

Martinsville, Virginia

March 15, 2006

MAINSTREET BANKSHARES, INC.

730 East Church Street, Suite #30

Martinsville, Virginia 24112

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN that the Annual Meeting of the holders of shares of Common Stock of MainStreet BankShares, Inc. will be held on Thursday, April 20, 2006, at 2:00 p.m., at the Piedmont Arts Association at 215 Starling Avenue, Martinsville, Virginia, for the following purposes:

1.	Election of Directors

To elect: three (3) members of Class B directors to serve until the 2009 Annual Meeting of Shareholders, or in the case of each director, until his or her successor is duly elected and qualifies;

2.	Other Business

To transact such other business as may properly be brought before the Meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on February 28, 2006 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

By Order of the Board of Directors

C. R. McCullar
President and Chief Executive Officer

Martinsville, Virginia

March 15, 2006

MAINSTREET BANKSHARES, INC.

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

April 20, 2006

GENERAL INFORMATION

This proxy statement is furnished to holders of Common Stock of MainStreet BankShares, Inc. (“BankShares” or “the Company”) in connection with the solicitation by and on behalf of the Board of Directors of the enclosed proxy to be used at the 2006 Annual Meeting of Shareholders of BankShares to be held at the Piedmont Arts Association at 215 Starling Avenue, Martinsville, Virginia, on Thursday, April 20, 2006, at 2:00 p.m., and at any adjournment thereof. The principal executive offices of BankShares are located at 730 East Church Street, Suite #30, Martinsville, Virginia 24112. The approximate mailing date of this Proxy Statement, the accompanying proxy and the Annual Report to Shareholders (which is not part of BankShares’ soliciting materials) is March 15, 2006.

The cost of solicitation of proxies will be borne by BankShares. Such costs include charges by brokers, fiduciaries and custodians for forwarding proxy materials to beneficial owners of BankShares’ stock held in their names. Solicitations will be made only by use of the mail, except that if necessary, officers, directors and employees of BankShares may without additional compensation solicit proxies by telephone or personal contact.

VOTING OF PROXIES

The proxy solicited hereby, if properly signed and returned to BankShares and not revoked prior to its use, will be voted in accordance with the instructions contained thereon. If no choice is specified and/or no contrary instructions are given on an executed and returned proxy, the proxy will be voted in favor of the nominees listed in Item 1 of the proxy and in the discretion of the proxies on any other matter which may properly come before the Meeting and all adjournments or postponements of the Meeting. Any shareholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing written notice thereof with the Corporate Secretary of BankShares (Corporate Secretary, MainStreet BankShares, Inc., 730 East Church Street, Suite #30, Martinsville, Virginia 24112); (ii) submitting a duly executed proxy bearing a later date with the Corporate Secretary of BankShares; or (iii) appearing at the Annual Meeting or at any adjournment thereof and giving the Corporate Secretary notice of his or her intention to vote in person. Presence at the Annual Meeting does not of itself revoke the proxy. Proxies solicited hereby may be exercised only at the Annual Meeting and at any adjournment thereof and will not be used for any other meeting.

VOTING SHARES AND VOTING RIGHTS

Only holders of record of Common Stock at the close of business on February 28, 2006 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. As of February 28, 2006, BankShares had 1,573,569 shares of Common Stock outstanding (not including 75,833 unexercised warrants and 158,377 unexercised stock options). A majority of the outstanding shares of Common Stock must be represented at the Annual Meeting in person or by proxy in order to constitute a quorum for the transaction of business. Each share of Common Stock is entitled to one vote at the Annual Meeting. For the purpose of determining the presence of a quorum, shares represented on any matter will be counted as present and represented on all matters to be acted upon, including any matter with respect to which the holder of such shares abstains from voting (“abstentions”). Broker non-votes (in which brokers do not vote shares on behalf of the beneficial owners thereof) will not be treated as present or represented at the Meeting, and will not be included in determining whether a quorum is present.

Election of Directors. Directors are elected by a plurality of the votes of the shares represented in person or by proxy at the Annual Meeting. “Plurality” means that the individuals who receive the largest number of votes cast are elected as directors up to the maximum number of directors to be chosen at the Meeting. Only shares that are voted in favor of a nominee will be counted toward that nominee’s achievement of a plurality. Abstentions and broker non-votes will not be counted toward a nominee’s achievement of a plurality.

Other Matters. Approval of any other matter that properly comes before the Meeting will require the affirmative vote of a majority of the shares represented at the Meeting and entitled to vote on the particular matter. In tabulating votes cast on any such other matter, abstentions will be considered votes cast, and accordingly will have the same effect as a negative vote. Broker non-votes, on the other hand, will not be counted as shares entitled to be voted on the particular matter, and therefore will have no impact on the outcome of the vote.

ITEM 1 – ELECTION OF DIRECTORS

BankShares’ Articles of Incorporation divide the Board of Directors into three classes (A, B and C) as nearly equal in number as possible, with the terms of office of each class ending in successive years. The current term of office of the Class B directors expires at this 2006 Annual Meeting. The terms of office of the Class A and Class C directors will expire in 2008 and 2007, respectively.

During 2005, the Board of Directors of BankShares amended their Bylaws concerning the retirement of its directors. Except when consented to by unanimous vote of the other Directors, no person shall stand for election or re-election to the Board who has reached the age of 70 years prior to the date of the regular annual meeting of the shareholders at which an election of directors is held, and no person who has reached the age of 70 years may be elected to fill a vacancy on or as an addition to the Board. There are three (3) Class B directors that may not stand for re-election at the 2006 Annual Meeting of Shareholders due to the age requirement for retirement. These directors are Jesse D. Cahill, Sr., Roxann B. Dillon and Joe C. Philpott. At the Annual Meeting, three (3) Directors are to be elected to hold office. If elected, Joseph F. Clark, C. Laine Dalton and Joel R. Shepherd shall become the members of Class B and shall hold office until the 2009 Annual Meeting of Shareholders or until their respective successors are duly elected and qualify. It is the intention of the named proxies, unless otherwise directed, to vote in favor of the election of the three (3) nominees for director named in this paragraph for the terms set out herein.

It is the intention of the current Board of Directors of BankShares, which includes all of the nominees for directorships, to vote for the election of the three (3) nominees for director named in the preceding paragraph for the terms set out therein.

Each nominee has agreed to serve if elected. In the event any named nominee shall unexpectedly be unable to serve, proxies will be voted for the remaining named nominees and such other person or persons as may be designated by the Board of Directors.

INFORMATION CONCERNING DIRECTORS AND NOMINEES

The following information, including the principal occupation during the past five years, is given with respect to the nominees for election to the Board at the Annual Meeting, and for the directors who will continue in office after the Annual Meeting. All of the nominees for election as directors currently serve as directors of BankShares.

NOMINEES FOR DIRECTOR - CLASS B (TERM EXPIRES 2006)

Directors (Age)	Position with BankShares or Other Principal Occupation and Directorships	Director Since
Joseph F. Clark (43)	President and partial owner of Clark Brothers Company, Inc. Manager and partial owner of Highland Park, LLC, Fairview Group, LLC and CBC, LLC. Stuart, Virginia.	7/01

NOMINEES FOR DIRECTOR - CLASS B (TERM EXPIRES 2006), cont.

Directors (Age)	Position with BankShares or Other Principal Occupation and Directorships	Director Since
C. Laine Dalton (42)	Vice President, General Manager and partial owner of Dalton Insurance Agency. Stuart, Virginia.	12/02

Joel R. Shepherd (42)	Owner and Manager of Virginia Home Furnishings, Inc., Blue Ridge Antique Center, Inc., 220 Self Storage, Inc., Shepherd Properties, LLC and Orient Bay, LLC. Roanoke, Virginia.	7/01

THE BOARD OF DIRECTORS RECOMMENDS THAT THE NOMINEES

LISTED ABOVE BE ELECTED AS DIRECTORS OF BANKSHARES

DIRECTORS CONTINUING IN OFFICE

DIRECTORS - CLASS A (TERM EXPIRES 2008)

Directors (Age)	Position with BankShares or Other Principal Occupation and Directorships	Director Since
Larry A. Heaton (48)

President, CEO and Director of Franklin Community Bank, N.A. Consultant to BankShares (October 2000 to September 2002). Senior Vice President/Regional Retail Banking Manager for BB&T (July 1999 to April 2000).

Collinsville, Virginia.

10/02

DIRECTORS CLASS A (TERM EXPIRES 2008), cont.

Directors (Age)	Position with BankShares or Other Principal Occupation and Directorships	Director Since
Morton W. Lester (72)	President of The Lester Corporation (Real estate investment and property management company). Vice President of Motor Imports, Inc. Martinsville, Virginia.	1/99

Cecil R. McCullar (69)	President and CEO of BankShares. Former President and CEO of First American FSB from 1995 to 1998. Former President of Charter Federal Savings Bank from 1993 to 1995. Roanoke, Virginia.	1/99

Michael A. Turner (52)	Partial owner and President of Turner’s Building, Inc. from 1976 to present. Partner in T & J Property Associates from 1985 to present. Also partner in TNT Associates, LLC. Penhook, Virginia.	12/02

DIRECTORS - CLASS C (TERM EXPIRES 2007)

Directors (Age)	Position with BankShares or Other Principal Occupation and Directorships	Director Since
John M. Deekens (58)	Quality Improvement Manager for Hooker Furniture Corporation since 1999. Previously Plant Manager for Triwood, Inc. from 1994 to 1999. Stuart, Virginia.	7/01

Danny M. Perdue (60)	Owner of the Franklin Shopping Center. Partial owner of the Redwood Minute Markets, Inc. Rocky Mount, Virginia.	12/02

DIRECTORS - CLASS C (TERM EXPIRES 2007), cont.

Directors (Age)	Position with BankShares or Other Principal Occupation and Directorships	Director Since
Milford A. Weaver (80)	Owner and co-founder of Virginia Blower Company (heating, ventilation and air conditioner contractor). Partial owner of Collinsville Land Corporation. Collinsville, Virginia.	1/99

EXECUTIVE OFFICERS

Cecil R. McCullar, 69 – President, Chief Executive Officer and Director.

Cecil R. McCullar has worked for several banks. Prior to joining BankShares, he was the President and Chief Executive Officer of First American FSB, a $450 million thrift that was a wholly owned subsidiary of First American Corporation, from 1995 to 1998. He was President and Chief Executive Officer of Charter Federal Savings Bank, which was a $750 million thrift with 28 branches throughout southwest Virginia and Knoxville, Tennessee, from 1993 to 1995. Mr. McCullar announced his retirement in January 2006 effective April 30, 2006.

Brenda H. Smith, 46 – Executive Vice President, Chief Financial Officer and Corporate Secretary.

Brenda H. Smith joined BankShares in August 1999. From 1995 to 1999, she was Vice President, Corporate Controller and Assistant Secretary of MainStreet Financial Corporation, a $2 billion multi-bank holding company headquartered in Martinsville, Virginia. From 1988 to 1995, she was an Accounting Officer for Piedmont Trust Bank, a subsidiary of MainStreet Financial Corporation.

Larry A. Heaton, 48 – President and CEO of Franklin Community Bank, N.A. Director of Franklin Community Bank, N.A. and BankShares.

Larry A. Heaton has worked in banking his whole career. Prior to joining BankShares, he was Senior Vice President/Regional Retail Banking Manager with BB&T from July 1999 through April 2000. Prior to that position, he served as President and CEO and Director of the Bank of Ferrum from June 1991 to July 1999. Prior to that, he served in various capacities with Piedmont Trust Bank (affiliate bank to Bank of Ferrum). Mr. Heaton has been appointed by the Board of Directors to succeed Mr. McCullar as President and CEO of BankShares effective May 1, 2006.

SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

Principal Shareholders

The following table sets forth as of February 28, 2006 certain information regarding those persons (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934) who BankShares knows were the beneficial owners of 5% or more of the outstanding shares of BankShares’ Common Stock including vested warrants and options:

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Common Stock	TCF Financial Corporation, Inc. 200 East Lake Street, Wayzata, MN 55391	135,945	7.5

Management

The following table sets forth as of February 28, 2006 the beneficial ownership of BankShares’ Common Stock by all (1) directors, (2) named executive officers and (3) directors and named executive officers as a group. Unless otherwise indicated, based on information furnished by such shareholders, management believes that each person has sole voting and investment power with respect to all shares beneficially owned by such person.

	Amount and Nature of Beneficial Owner
Name and Address of Beneficial Owner	Sole Voting & Investment Power		Other (1)		Aggregate Total	Percent of Class
Jesse D. Cahill, Sr. Collinsville, Virginia	22,745	(2)	—		22,745	1.3
Joseph F. Clark Stuart, Virginia	5,600		—		5,600.3
Charles L. Dalton Stuart, Virginia	4,634		1,000	(3)	5,634.3
John M. Deekens Stuart, Virginia	5,000		—		5,000.3
Roxann B. Dillon Bassett, Virginia	15,278	(4)	—		15,278.9
Larry A. Heaton Collinsville, Virginia	25,000		44,913	(5)	69,913	3.9

	Amount and Nature of Beneficial Owner
Name and Address of Beneficial Owner	Sole Voting & Investment Power		Other (1)		Aggregate Total	Percent of Class
Morton W. Lester Martinsville, Virginia	61,000	(2)	—		61,000	3.4
C. R. McCullar Roanoke, Virginia	30,556	(2)	30,000	(6)	60,556	3.4
Danny M. Perdue Rocky Mount, Virginia	34,375		5,600	(7)	39,975	2.2
Joe C. Philpott Bassett, Virginia	8,723	(8)	—		8,723.5
Joel R. Shepherd Roanoke, Virginia	71,200		—		71,200	3.9
Michael A. Turner Penhook, Virginia	21,112		10,000	(9)	31,112	1.7
Milford A. Weaver Collinsville, Virginia	8,556	(10)	573	(11)	9,129.5
Directors and Officers as a Group (13 persons)	313,779		92,086		405,865	22.6

(1)	Includes shares owned by relatives and in certain trust relationships, which shares may be deemed to be beneficially owned under rules and regulations of the Securities and Exchange Commission. The inclusion of these shares does not constitute an admission of beneficial ownership.

(2)	Includes 10,000 shares that may be acquired pursuant to warrants granted under BankShares Warrant Plan for organizing directors.

(3)	Includes 1,000 shares owned by Dalton Insurance agency, an insurance agency of which the director is a partial owner.

(4)	Includes 6,000 shares that may be acquired pursuant to warrants granted under BankShares Warrant Plan for organizing directors.

(5)	Includes 44,913 shares that may be acquired through the 2004 Key Employee Stock Option Plan upon exercise of 44,913 stock options.

(6)	Includes 30,000 shares that may be acquired upon exercise of 30,000 stock options.

(7)	Includes 5,600 shares owned by his spouse.

(8)	Includes 2,500 shares that may be acquired pursuant to warrants granted under BankShares Warrant Plan for organizing directors.

(9)	Includes 10,000 shares owned by his spouse.

(10)	Includes 4,000 shares that may be acquired pursuant to warrants granted under BankShares Warrant Plan for organizing directors.

(11)	Includes 573 shares owned by Virginia Blower Co., a heating/air conditioning company of which the director is a partial owner.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires that BankShares’ directors and executive officers, and persons who own more than 10% of a registered class of BankShares’ equity securities, file with the Securities and Exchange Commission initial reports of ownership and reports of change in ownership of Common Stock and other equity securities of BankShares. The same persons are also required by Securities and Exchange Commission regulation to furnish BankShares with copies of all Section 16(a) forms that they file. To BankShares’ knowledge, based solely on BankShares’ review of the copies of such reports furnished to it or written representations from certain reporting persons that they have complied with the relevant filing requirements, during the year ended December 31, 2005, all Section 16(a) filing requirements applicable to the BankShares’ officers, directors and more than 10% shareholders were complied with.

MEETINGS AND COMMITTEES

The Board of Directors held 9 meetings during 2005. In 2005, the Audit/Compliance Committee of the Board met 5 times, the Executive Committee met 2 times, the Human Resources Committee met 3 times, and the Investment/Asset Liability Committee did not meet. During 2005, each director attended more than 75% of the aggregate of (i) the total number of meetings of the Board held during the period for which the director was on the Board and (ii) the total number of meetings held by all committees of the Board, with the exception of Jesse D. Cahill, Sr.

Committees of the Board

The Board of Directors has a standing Audit/Compliance Committee, Executive Committee, Human Resources Committee, and Investment/Asset Liability Committee.

BankShares does not have a standing Nominating Committee. Director selection and review is conducted by the entire Board of Directors. BankShares has no formal process for identifying director nominees. The Board does this on an as needed basis. We believe that this is adequate for a small community financial institution. BankShares is a relatively young corporation and the directors are among the original organizers of the Corporation and its subsidiary bank, Franklin Community Bank, N.A. Other than the organizers no new directors have been added. We believe the original directors acting as a group are capable of evaluating the performance of the current Board, the qualifications of proposed director nominees and of determining the need for additional directors. As we grow, however, we may reconsider this and establish a nominating committee. BankShares is not listed on a national securities exchange; therefore, directors participating in director nominations are not required to remain independent. With the current process explained above, not all directors are independent. The Board of

Directors will consider Director nominees recommended by shareholders. Generally, candidates should be highly qualified by business, professional or comparable experience, affirmatively desirous of serving on the Board, and able to represent the short-term and long-term interests of the Corporation and all shareholders and not merely those of any special interest group. Candidates should also possess high integrity and exceptional ability and judgment. Shareholders wishing to suggest candidate(s) for consideration at the 2007 Annual Meeting of Shareholders should submit their proposals in accordance with the timeframe and procedures set forth in the paragraph entitled “SUBMISSION OF SHAREHOLDER PROPOSALS” in this Proxy Statement. Shareholder proposals for director nominees should also include the following for the proposed director: name, age, and principal occupation for the past five years, any current directorships held on public companies, number of shares of BankShares stock owned, and a statement from the prospective nominee agreeing to the nomination. All nominees, whether proposed by a shareholder or other, will be evaluated based on the same criteria.

Audit/Compliance Committee

The Audit/Compliance Committee assists the Board of Directors in fulfilling its fiduciary responsibilities relating to BankShares’ corporate accounting and reporting practices and legal compliance. The Audit/Compliance Committee is responsible for the appointment of the firm to be employed as its registered independent accountants to audit BankShares’ consolidated financial statements. The Audit/Compliance Committee reviews and approves the fees, scope, purpose and type of audit services to be performed by the internal and external auditors; reviews the activities and findings of the internal and external auditors to determine the effectiveness of the audit function; reviews procedures for ensuring compliance with BankShares’ policies on conflict of interest; and renders regular reports to the Board of Directors on its activities and findings. The Audit/Compliance Committee is responsible for ensuring that standards of ethical behavior and proper compliance programs are established and maintained throughout BankShares. The Audit/Compliance Committee also has the responsibility for establishing procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submissions by employees or contractors of concerns regarding questionable accounting or accounting matters.

The Audit/Compliance Committee consists of six members. The Board of Directors has determined that each of the six members is independent as defined in Rule 4200(a)(15) of the National Association of Securities Dealers, Inc. listing standards.

The Audit/Compliance Committee consists of Jesse D. Cahill, Sr., C. Laine Dalton, John M. Deekens, Danny M. Perdue, Joe C. Philpott and Joel R. Shepherd (Chairman). The Audit/Compliance Committee met 5 times in 2005.

The Board has adopted for the Audit/Compliance Committee a written charter, which was amended in July 2005 and included as Appendix A to this 2006 Proxy Statement.

The Committee will perform such other functions as are authorized for this Committee by the Board of Directors.

Executive Committee

The Executive Committee has all powers of the full Board not prohibited to it under the Virginia Stock Corporation Act and will be called to meet in the event of emergencies or when action of the Board of Directors is necessary between meetings and it is not possible or practicable to call a special meeting.

The Executive Committee consists of Jesse D. Cahill, Sr., Joseph F. Clark, Roxann B. Dillon, Larry A. Heaton, Morton W. Lester, C. R. McCullar (Chairman), Danny M. Perdue and Joe C. Philpott. The Executive Committee met 2 times during 2005.

Human Resources Committee

The Human Resources Committee is responsible for overseeing the compensation structure of BankShares. The Committee reviews the performance and establishes the compensation of the CEO and reviews and approves the performance review and compensation of BankShares’ executive officers upon recommendation of the CEO.

The Committee also administers the MainStreet BankShares, Inc. 2004 Key Employee Stock Option Plan.

The Human Resources Committee consists of C. Laine Dalton (Chairman), Roxann B. Dillon, Joe C. Philpott, Milford A. Weaver and Michael A. Turner. The Human Resources Committee met 3 times in 2005.

Investment/Asset Liability Committee

The Investment/Asset Liability Committee is responsible for overseeing the strategic planning process, assisting management with setting a strategic direction for BankShares, focusing the attention of the Board of Directors on long-range objectives, monitoring the operational and financial results of BankShares and assessing management’s achievement of BankShares’ long-range objectives.

An additional function of the Investment/Asset Liability Committee is the administration and formulation of BankShares’ asset/liability management policies. In the last fiscal year, the Board of

Directors as a whole reviewed on a monthly basis BankShares’ interest sensitivity, including analysis of the duration of BankShares’ assets, liabilities and contingent liabilities as well as the mortgage pipeline and a calculation of the duration of its equity.

The Investment/Asset Liability Committee consists of C. Laine Dalton, Morton W. Lester, C. R. McCullar, Larry A. Heaton and Joel R. Shepherd.

COMPENSATION AND OTHER MATTERS

Compensation of Directors

In 2005, Directors of BankShares received $100 for each board meeting that they attended. They received no other compensation for their services as such or reimbursement of any expenses for attending BankShares’ meetings.

Executive Compensation

The following table presents information relating to the compensation of the Chief Executive Officer and Named Executive Officers for the fiscal years ended December 31, 2005, 2004 and 2003.

SUMMARY COMPENSATION TABLE

	Annual Compensation		Long Term Compensation	All Other Compensation ($) (3)
Name and Principal Position	Year	Salary ($) (1)	Securities Underlying Options (#)
C. R. McCullar President, Chief Executive Officer and Director of BankShares	2005 2004 2003	$148,049.58 138,115.74 124,476.26	— — —	$2,244.06 — —
Larry A. Heaton (2) President, CEO and Chairman of Franklin Community Bank, N.A. and Director of BankShares	2005 2004 2003	$173,892.40 146,997.52 127,971.46	44,913 — —	$1,325.35 — —

(1)	Includes taxable insurance premiums paid as compensation.

(2)	Mr. Larry A. Heaton has been appointed by the Board of Directors to succeed Mr. C. R. McCullar as President and Chief Executive Officer of BankShares effective May 1, 2006.

(3)	All other compensation consists of 401-K matching contributions from the Company to the named executive officer.

Mr. C. R. McCullar was granted 30,000 stock options as part of his employment agreement. The option to acquire the first 10,000 shares vested on July 24, 2001, the option to acquire the second 10,000 shares vested on July 24, 2002, and the option to acquire the third 10,000 shares vested on July 24, 2003. Mr. Larry A. Heaton was granted 44,913 stock options during 2005 under the 2004 Key Employee Stock Option Plan all of which were vested immediately.

Option Grants in Last Fiscal Year (1)

Individual Grants
Name	Number of Securities Underlying Options Granted (#)	% of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price ($/Sh)	Expiration Date
Larry A. Heaton (1)	37,428	38.0%	$13.30	12/01/2015
Larry A. Heaton (1)	7,485	7.6	13.30	12/19/2015

(1)	Grants to Mr. Heaton in 2005 include qualified and non-qualified stock options. The exercise price is equal to the market value of the common stock on the date of grant. All options vested immediately.

Year-End Stock Option Values

Name	No. of Securities Underlying Unexercised Options at 12/31/05	Value of Unexercised In-the-Money Options At 12/31/05
C. R. McCullar President and Chief Executive Officer and Director of BankShares	30,000	$99,000.00
Larry A. Heaton President, CEO and Chairman of Franklin Community Bank, N.A. and Director of BankShares	44,913	$0.00

Employment Agreements

BankShares has an employment agreement with C. R. McCullar that provides for his employment as President and Chief Executive Officer of BankShares. The Agreement has a rolling three-year term which has been ended by Mr. McCullar. The Agreement provides Mr. McCullar with a base salary and certain standard medical and health insurance benefits while he is employed. If Mr. McCullar’s employment is terminated “without cause” while the agreement is in effect, he is entitled to be paid in a lump sum his base salary through the remaining term of the agreement. If Mr. McCullar’s employment is terminated with cause or if Mr. McCullar terminates his employment, he is entitled to receive his base salary through the date of termination. Also, after McCullar’s retirement, which is scheduled to occur on April 30, 2006, BankShares will retain McCullar in the capacity of consultant until July 13, 2007 and continue to provide medical and health benefits.

McCullar was granted 30,000 stock options upon the opening of Smith River Community Bank, N.A. All such options were fully vested as of July 24, 2003. Mr. McCullar will have thirty days after his retirement to exercise these options. In the event of McCullar’s death, any options held by him, which were exercisable at the time of his death, may be exercised by the person designated in his will or by his proper legal representative.

BankShares and Franklin Community Bank, N.A. entered into an employment agreement with Larry A. Heaton on December 30, 2005 effective January 1, 2006 that provides for his employment as President and Chief Executive Officer of Franklin Community Bank, N.A. The agreement has a rolling one year term that unless terminated at least 90 days prior to each anniversary date, is extended automatically for an additional one year. If Mr. Heaton’s employment is terminated without cause Franklin Bank is obligated to pay Mr. Heaton a lump sum payment equal to: (a) the present value of the total base salary in effect at the time of termination through the remaining term of employment and (b) the present value of Franklin Bank’s cost of all welfare and pension benefits then being provided to Mr. Heaton calculated as if he continued in employment through the remaining term of employment and (c) any incentive benefits accrued as of the date of termination. If Mr. Heaton’s employment is terminated for cause or he voluntarily terminates employment, Mr. Heaton will receive his full base salary through the date of termination. Upon a change of control, Mr. Heaton may choose either of the following: (a) to enter into a replacement employment agreement mutually satisfactory to him and the company acquiring control which shall replace in full the subject employment agreement or (b) to resign his employment, terminate the employment agreement and, subject to certain limitations, receive as severance benefits the continuation for the 36 months immediately following such written notice his salary and benefits excluding any non-accrued incentives. The agreement provides for a non competition obligation within a 25 mile radius of the main office of Franklin Bank for one year after termination of employment or during any longer period in which he is receiving severance benefits after a change of control.

Mr. Heaton was granted 44,913 stock options during 2005 which vested immediately. All stock options expire on the tenth anniversary of the date of grant if not exercised before that time.

COMMITTEE REPORTS

Report of the Human Resources Committee

The following is a report from the Human Resources Committee describing the policies pursuant to which compensation was paid to executive officers of BankShares during 2005.

The Human Resources Committee is composed of five non-employee directors and has responsibility for reviewing the performance and establishing the compensation of the CEO, and reviewing and approving the performance review and compensation of the remaining BankShares’ executive officers upon recommendation of the CEO.

The Human Resources Committee of the Board of Directors fixed and approved the 2005 compensation paid to President and CEO Cecil R. McCullar. The Human Resources Committee of the Board of Directors approved the 2005 performance reviews and compensation paid to executive officer Brenda H. Smith upon the advice and recommendation of President and CEO Cecil R. McCullar.

Compensation Program Components: BankShares’ compensation programs have been established with the primary objectives of maintaining and providing pay levels and incentive opportunities that are competitive and reflect the performance of BankShares and its subsidiary bank. The primary component of year 2005 executive officer compensation was base salary. Effective in the second quarter of 2005, BankShares began a match on the 401-K plan for its employees.

Salary: The base salary parameters were established through comparisons with organizations of similar size and complexity to BankShares. Compensation levels were set with the objective of ensuring that executive officer base salaries, when considered as a part of total compensation, were adequate and competitive with the peer group of BankShares and its subsidiary bank, based on asset size.

Stock Options: As a long term incentive to BankShares’ CEO, Mr. McCullar was granted 30,000 stock options upon the opening of Smith River Community Bank, N.A. The option to acquire the first 10,000 shares vested on July 24, 2001, the option to acquire the second 10,000 shares vested on July 24, 2002, and the option to acquire the remaining 10,000 shares vested on July 24, 2003. Mr. Heaton was granted 44,913 stock options in 2005 which vested immediately with a ten-year expiration. Mr. Heaton’s options were granted under the 2004 Key Employee Stock Option Plan.

Submitted by the members of the Human Resources Committee:

Charles L. Dalton (Chairman), Roxann B. Dillon, Joe C. Philpott, Michael A. Turner and Milford A. Weaver.

Report of the Audit/Compliance Committee

The Audit/Compliance Committee’s Report to the shareholders, which follows, was approved and adopted by the Committee and by the Board of Directors on March 3, 2006 and March 7, 2006, respectively.

The Audit/Compliance Committee has reviewed and discussed with management the audited financial statements. The Audit/Compliance Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standard No. 61 (Communication with Audit Committee). In addition, the Audit/Compliance Committee had received from the independent auditors the written disclosures required by Independent Standards Board Standard No. 1 (Independent Discussions with Audit Committee) and discussed with them their independence from BankShares and its management.

Based on the reviews and discussions described above, the Audit/Compliance Committee recommended to the Board of Directors that the audited financial statements be included in BankShares’ Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005, for filing with the Securities and Exchange Commission. By recommending to the Board of Directors that the audited financial statements be included, the Audit/Compliance Committee is not opining on the accuracy, completeness or presentation of the information contained in the audited financial statements. The auditing firm for BankShares for the years ended December 31, 2005 and 2004 was Brown, Edwards & Company, L.L.P. located in Bluefield, West Virginia. A representative from Brown, Edwards & Company, L.L.P. is expected to be present at the Annual Meeting, will have an opportunity to make a statement if he or she desires to do so and will be available to respond to questions posed by the shareholders.

Under the terms of its charter, the Audit Committee must preapprove all auditing services and permitted non-audit services (including the fees and terms of such services) to be performed for BankShares by its independent auditor, subject to a de minimis exception for non-audit services which are approved by the Audit Committee prior to the completion of the audit and otherwise in accordance with the terms of applicable SEC rules. To qualify for the de minimis exception, the aggregate amount of all such non-audit services provided to the Corporation must constitute not more than 5% of the total amount of revenues billed to BankShares from its independent auditors during the fiscal year in which the services are provided; such services were not recognized by the Corporation at the time of the engagement to be non-audit services; and the non-audit services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the committee to whom authority to grant such approval has been delegated by the Audit Committee. The following are fees for professional services provided to BankShares by Brown, Edwards & Company, L.L.P. for the fiscal years ended December 31, 2005 and 2004, respectively:

	2005	2004
Audit fees	$34,620	$33,350
Audit-related fees	—	16,238
Tax fees	6,100	9,975
All other fees	—	—

Total fees	$40,720	$59,563

The Audit Fees were billed for the audit of BankShares’ financial statements and for the required quarterly reviews of those statements. There were no Audit Related Fees billed for the year ended December 31, 2005. During the year ended December 31, 2004, the Audit Related Fees were billed for services provided in assistance with accounting rules and regulations. Tax Fees for the year ended December 31, 2005 include fees associated with the preparation of the annual tax return. Tax Fees for the year ended December 31, 2004 include fees associated with the preparation of the annual tax return and tax issues dealing with the sale of a subsidiary. The Audit/Compliance Committee gave prior approval for all Audit Related Fees and Tax Fees and believes that the independent auditor’s provision of the Audit Related and Tax services to BankShares is compatible with the maintenance of the auditor’s independence. Brown, Edwards & Company, L.L.P. has been selected by the Audit/Compliance Committee to be the external audit firm for 2006.

We are a relatively small and young corporation located outside of a major metropolitan area. We have not been able to attract a director who qualifies as a “financial expert” (as defined by the Sarbanes-Oxley Act) on the Audit/Compliance Committee.

Submitted by the members of the Audit/Compliance Committee:

Joel R. Shepherd (Chairman), Jesse D. Cahill, Sr., Charles L. Dalton, John M. Deekens, Danny M. Perdue and Joe C. Philpott.

BOARD MEMBER ATTENDANCE AT ANNUAL MEETINGS

The Board of Directors recognizes that attendance by directors at annual meetings of the Company’s shareholders benefits BankShares by giving directors an opportunity to meet, talk with and hear the suggestions or concerns of shareholders who attend those meetings, and by giving those shareholders access to BankShares’ directors that they may not have at any other time during the year. The Board of Directors recognizes that directors have their own business interests and are not full-time employees of the Company, and that the Company cannot compel attendance by directors at annual meetings. However, it is the policy of the Board of Directors that directors be strongly encouraged to attend each Annual Meeting of Shareholders. At the 2005 Annual Meeting of Shareholders, twelve of the thirteen directors were in attendance.

COMMUNICATIONS WITH DIRECTORS

The Board of Directors has adopted a policy for shareholders to communicate with directors. Shareholders of BankShares are encouraged to communicate with the full board, or with individual directors, regarding their suggestions, concerns, complaints and other matters pertinent to BankShares’ business. Shareholders should send their communication in writing to the Corporate Secretary, indicating whether it is intended for the Board as a whole, for the Chairman of a committee of the Board, or for one or more individual members of the Board. The Corporate Secretary will review all written communications (unless marked conspicuously “CONFIDENTIAL”) and forward them to the director or directors for whom they appear to be intended. Confidential communications, so marked, will not be opened but will be submitted to the named addressee unopened.

INTEREST OF MANAGEMENT IN CERTAIN TRANSACTIONS

BankShares’ Officers and Directors, and other corporations, business organizations, and persons with which some of BankShares’ Officers and Directors are associated, customarily have banking transactions with the Bank. All such transactions were made in the ordinary course of business on substantially the same terms, including interest rates and security for loans, as those prevailing at the time in comparable transactions with others and did not involve more than the normal risk of collectibility or present other unfavorable features. None of such loans are classified as nonaccrual, past due, restructured or potential problem. All outstanding loans to Executive Officers and Directors and their associates are current as to principal and interest. As of December 31, 2005, loans to Directors, Executive Officers and their related interests totaled approximately $5,086,732 and unfunded commitments totaled approximately $3,905,572.

At the Annual Shareholder Meeting in 2004, shareholders approved BankShares’ 2004 Key Employee Stock Option Plan for Key Officers and Employees of BankShares. The Human Resources Committee has full authority to grant stock options under the Plan to officers and employees. The purpose of the Plan is to promote the success of BankShares by providing incentives to Key Employees that will promote the identification of their personal interest with the long-term financial success of BankShares and with growth in shareholder value. The Plan is designed to provide flexibility to BankShares in its ability to motivate, attract and retain the services of Key Employees. The successful conduct of BankShares and its operation is largely dependent on the judgment, interest and special effort of these Key Employees.

BankShares has a defined contribution 401-K plan that allows for deferred contributions from its employees. In the second quarter of 2005, BankShares began a matching contribution under this plan. The 2005 matching expense was $24,417. Please see the Summary Compensation Table for amounts contributed to the 401(k) plan for the named executive officers, C. R. McCullar and Larry A. Heaton.

In the Compensation and Other Matters section of this proxy, Chief Executive Officer, C. R. McCullar’s and Larry A. Heaton’s employment contracts and stock options are discussed. BankShares has also entered into an employment contract with its Executive Vice President and Chief Financial Officer, Brenda H. Smith. This agreement has a three-year term and is automatically extended by one year if not terminated at least 90 days prior to each anniversary.

CODE OF ETHICS

BankShares has adopted a Code of Ethics for all of its employees including its Chief Executive Officer and its Chief Accounting Officer. A copy of the Code of Ethics may be obtained by writing to Brenda H. Smith, Executive Vice President, 730 East Church Street, Suite #30, Martinsville, Virginia 24112.

SUBMISSION OF SHAREHOLDER PROPOSALS

Submission of Shareholder Proposals for Inclusion in BankShares Proxy Statement and Form of Proxy for 2007 Annual Meeting

Proposals of shareholders intended to be presented at the 2007 Annual Meeting of Shareholders of BankShares must be received by BankShares not later than November 14, 2006 and comply with all the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, in order to be included in the proxy statement and form of proxy relating to such Annual Meeting. Such proposals, including shareholder nominations of candidates for election as BankShares directors, should be sent to the Corporate Secretary at BankShares’ principal office at 730 East Church Street, Suite #30, Martinsville, Virginia 24112 by certified mail, return receipt requested. Any proposal that is received by BankShares after November 14, 2006, will be considered untimely for inclusion in the proxy statement and form of proxy for the 2007 Annual Meeting.

Submission of Other Shareholder Proposals

BankShares’ Bylaws provide that only such business which is properly brought before a shareholder meeting will be conducted. For business to be properly brought before a meeting, a shareholder must give timely notice in writing to the President of the Corporation. To be timely, a shareholder’s notice shall be delivered to, or mailed and received at, the principal executive offices of BankShares not less than sixty days nor more than ninety days prior to the meeting; provided, however, in the event that less than seventy days notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the meeting or such public disclosure was made. Notice shall be deemed to have been given more than seventy days in advance of an annual meeting of shareholders if the annual meeting is called on the third Thursday of April of the year (or if such date falls on a legal holiday, the next business day) without regard to when public disclosure thereof is made. Notice of actions to be brought before a meeting shall set forth, as to each matter the shareholder proposes to bring before the meeting: a brief description of the business desired to be brought before the meeting and the reasons for bringing such business before the meeting; and as to the shareholder giving the notice, (i) the name and address, as they appear on BankShares’ books, of such shareholder, (ii) the classes and number of shares of BankShares’ which are owned of record and beneficially by such shareholder, and (iii) any material interest of such shareholder in such business other than his interest as a shareholder of BankShares.

2005 ANNUAL REPORT

BankShares’ 2005 Annual Report, which includes audited consolidated balance sheets as of December 31, 2005 and December 31, 2004, consolidated statements of income, changes in shareholders’ equity and cash flows for the years ending December 31, 2005 and December 31, 2004 along with the related footnotes is being mailed with this Proxy Statement to shareholders of record as of the close of business on February 28, 2006.

OTHER BUSINESS

The Board of Directors does not know of any matters which may be presented for consideration at the Meeting other than those specifically set forth in the Notice of Annual Meeting. However, in the event that any other matters are properly presented for action at the Meeting or any adjournment thereof, it is the intention of the proxy holders named in the enclosed Proxy to take such action as shall be in accordance with their best judgment with respect to such matters.

Shareholders are urged to complete, sign, date and return promptly the enclosed proxy. Your prompt response and cooperation is appreciated.

By Order of the Board of Directors

C. R. McCullar
President and Chief Executive Officer

Dated: March 15, 2006

APPENDIX A

MAINSTREET BANKSHARES, INC.

AUDIT COMMITTEE CHARTER

PURPOSE

The Audit Committee (the “Committee”) is appointed by the Board of Directors (the “Board”) of MainStreet BankShares, Inc. (the “Company” or “BankShares”) to assist the Board in monitoring (1) the integrity of the financial reporting processes and internal controls of the Company and its subsidiaries, (2) the compliance by the Company and its subsidiaries with legal and regulatory requirements related to the production of timely and accurate financial statements, (3) the performance of the Company’s internal and independent auditors, and (4) the qualifications and independence of the Company’s independent auditor.

COMMITTEE COMPOSITION

The Committee shall have a minimum of three directors appointed by the Board. Membership is limited to independent directors. Additional members of the Committee may be appointed at any time by action of the Board. Members of the Committee may be removed at any time with or without cause by action of the Board. The Board of Directors will determine “independence” under the current standards of the Securities and Exchange Commission and Rule 4200(A)(15) of the National Association of Securities Dealers.

AUTHORITY

The Committee shall have the full and exclusive authority to take any actions necessary to discharge its duties under this Charter. The Committee may take any actions consistent with this Charter, the Company’s by-laws and Articles of Incorporation as the Committee or the Board deems necessary or appropriate.

The Committee shall have the independent authority to retain legal, accounting or other consultants to advise the Committee. The Company shall provide appropriate funding, as determined by the Committee, for compensating any advisors retained independently by the Committee.

The Committee may not delegate any of its responsibilities to the Company’s management.

OVERSIGHT OF THE INDEPENDENT AUDITOR

The Committee shall:

1. Be directly responsible for approval of the compensation and oversight of the Company’s outside auditor and the internal audit function (including resolution of disagreements between management, the outside auditor and the internal audit department regarding financial reporting or internal controls) for the purpose of preparing or issuing an audit report or related work. The Company’s outside auditor shall report directly to the Committee and shall have direct access to the Committee as desired.

2. Ensure that the Company’s outside auditor is and remains independent under all applicable rules and regulations.

3. Pre-approve audit services and permitted non-audit services to be performed by the Company’s outside auditor. The Committee may establish pre-approval policies and procedures. In the event the Committee pre-approves non-audit services by the Company’s independent auditor, or establishes pre-approval policies and procedures, it shall notify the Board immediately.

4. Report to the Board in time for inclusion in the annual proxy statement all categories of audit fees required under SEC rules, including audit fees, audit-related fees, tax fees and all other fees.

5. Have periodic (but not less frequently than annual) meetings with the outside auditor without the presence of management and review all substantive communications between the outside auditors and management regarding the Company’s financial reporting, internal controls or other audit related matters.

OVERSIGHT OF THE INTERNAL AUDIT FUNCTION

The Committee shall:

1. Provide oversight of the Company’s internal audit function (including resolution of disagreements between management, the independent auditor and the internal audit function regarding financial reporting or internal controls). The internal audit function reports to the Committee and shall have direct access to the Committee as desired.

2. Review with management the appointment, retention and replacement of the senior internal auditing executive or the outsourced internal auditing firm.

3. Review any significant reports to management prepared by the Company’s internal auditors and management’s responses.

OVERSIGHT OF FINANCIAL MATTERS AND REGULATORY COMPLIANCE

The Committee shall:

1. Assist the Board to monitor management in the development of and adherence to a sound system of internal controls and procedures to objectively assess management’s practices and internal controls.

2. Provide reasonable assurance that outside auditors, through their own review, objectively assess the company’s financial reporting practices.

3. Make regular reports to the Board addressing the quality and integrity of the Company’s financial reporting processes, internal controls, accounting principles, regulatory compliance, the performance and independence of the independent auditors, and the performance of the Company’s internal audit function. Assure that subsidiary bank Presidents receive reports concerning significant internal audit concerns affecting the bank.

4. Approve the “audit committee report” required by the rules of the SEC to be included in the Company’s annual proxy statement.

5. Review with the Company’s counsel any legal matter that could have a significant impact on the preparation and accuracy of the Company’s financial statements.

6. Before the filing of financial statements with the Commission direct the outside auditor to report to the Committee, the Company’s CEO and CFO: (1) all critical accounting policies and practices used by the Company, (2) all alternative accounting treatments of financial information within generally accepted accounting principles (“GAAP”) that have been discussed with management, including the ramifications of the use of such alternative treatments and disclosures and the treatment preferred by the accounting firm, and (3) other material written communications between the outside auditor and management.

7. Review the Company’s annual audited financial statements with management and the outside auditor to examine the effectiveness of the Company’s accounting and auditing principles and practices, disclosure controls and procedures, internal controls and disclosures made in management’s discussion and analysis. Recommend to the Board whether the audited financial statements should be included in the Company’s annual reports. Review the Company’s quarterly financial statements with management.

8. Review with the outside auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company’s response to that letter. Such review should address:

a. Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities, access to required information or disagreements with management.

b. Any changes required in the planned scope of the internal audit.

c. The internal audit department responsibilities, budget and staffing.

9. Review the reports of the CEO and CFO (in connection with their required certifications) regarding any significant deficiencies or material weaknesses in the design or operation of internal controls, and any fraud that involves management or other employees who have a significant role in the company’s internal controls.

10. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submissions by employees or contractors of concerns regarding questionable accounting or accounting matters.

MANAGING THE AUDIT COMMITTEE

The Committee shall:

1. Review and reassess the adequacy of this Audit Committee Charter (the “Charter”) annually and recommend any proposed changes to the Board for approval. The Charter will be included as an appendix to the annual stockholders’ meeting proxy statement once every three years or in the next annual stockholders’ meeting proxy statement after any significant amendment to the Charter.

2. Review and assess annually the efficiency and effectiveness of the Audit Committee’s performance.

MEETINGS

The Audit Committee shall meet at least quarterly, but as frequently as circumstances may require. Meetings of the Audit Committee may be held with or without notice at such time and place as may be designated from time to time in by the Committee (“Regular Meeting”). Meetings which are not Regular Meetings of the Committee may be called from time to time by the Committee chairman, if any, or by request from any Committee member and notice thereof shall be given to all members. Notice of meetings shall be provided in accordance with the applicable sections of the Company’s by-laws.

In addition, the Committee shall meet periodically with management, the senior internal auditing executive or outsourced internal audit company and the outside auditor in separate executive sessions.

ADMINISTRATION

The Committee shall keep regular minutes of its proceedings and make reports to the Board upon request. Unless the Board otherwise provides, the Committee may make, alter and repeal rules for the conduct of its business not inconsistent with the Company’s by-laws. In the absence of such rules the Committee shall conduct its business in the same manner as the Board conducts its business pursuant to the Company’s by-laws.

All Committee members are expected to allocate sufficient time in their schedules to fulfill their fiduciary duties to the Company. All Committee members are expected to participate in the committee meetings regularly, and in no event in fewer than 75% of such meetings annually. They are expected to be prepared for each meeting, by reviewing relevant materials, seeking such additional information and assistance as they determine to be helpful and adequately informing themselves of matters under the Committee’s consideration and otherwise to participate actively in the Committee’s deliberations.

The Committee shall not act through subcommittees but may appoint subcommittees to study and report to it on any matter.

MainStreet BankShares, Inc.

730 East Church Street, Suite #30

Martinsville, Virginia 24112

This Proxy is solicited by the Board of Directors of MainStreet BankShares, Inc. for the 2006 Annual Meeting of Shareholders to be held on April 20, 2006.

The undersigned hereby appoints Brenda H. Smith and Judy H. McNeely, either of whom may act, with full power of substitution, as proxy to vote all of the shares of common stock of the Company held of record by the undersigned on February 28, 2006 at the Annual Meeting of the Company to be held on April 20, 2006 and at any adjournments thereof, as designated below:

1.	ELECTION OF Joseph F. Clark, C. Laine Dalton and Joel R. Shepherd as Directors to serve until the 2009 Annual Meeting of Shareholders.

☐ FOR all nominees above (except as marked to the contrary below)	☐ WITHHOLD AUTHORITY to vote for all nominees above

Instruction: To withhold authority for any individual nominee, write that nominee’s name on the space provided below.

2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

THE STOCK REPRESENTED BY THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THE PROXY WILL BE VOTED FOR PROPOSALS NO. 1 and 2 on the reverse side.

The undersigned hereby acknowledge receipt of the Notice and Proxy Statement dated March 15, 2006 with respect to the 2006 Annual Meeting.

(Signature of Shareholders)	(Date)	(Signature of Shareholders)	(Date)

NOTE: When signing as attorney, trustee, administrator, executive or guardian, please give your full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. In the case of joint tenants, each joint owner must sign.

Number of Shareholders Attending the Annual Meeting